UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2010

Date of Report (Date of earliest event reported)

MARQUEE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33344	77-0642885
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

920 Main Street

Kansas City, Missouri 64105-1977

(Address, including zip code, of registrant’s
principal executive offices)

(816) 221-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

1.   2020 Indenture and 9.75% Senior Subordinated Notes due 2020

On December 15, 2010, AMC Entertainment Inc. (“AMCE”), a wholly-owned subsidiary of Marquee Holdings Inc. (the “Company”), issued $600,000,000 aggregate principal amount of 9.75% Senior Subordinated Notes due 2020 (the “2020 Senior Subordinated Notes”), which mature on December 1, 2020, pursuant to an indenture, dated as of December 15, 2010, among AMCE, the Guarantors named therein and U.S. Bank National Association, as trustee (the “2020 Indenture”). The 2020 Indenture provides that the 2020 Senior Subordinated Notes are general unsecured senior subordinated obligations of AMCE and are fully and unconditionally guaranteed on a joint and several senior subordinated unsecured basis by all of AMCE’s existing and future domestic restricted subsidiaries that guarantee AMCE’s other indebtedness.

AMCE will pay interest on the 2020 Senior Subordinated Notes at 9.75% per annum, semi-annually in arrears on June 1 or December 1, commencing on June 1, 2011.

AMCE may redeem some or all of the 2020 Senior Subordinated Notes at any time on or after December 1, 2015 at the redemption prices set forth in the 2020 Indenture.  AMCE may redeem the 2020 Senior Subordinated Notes on or after December 1, 2018 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date.  In addition, AMCE may redeem up to 35% of the aggregate principal amount of the 2020 Senior Subordinated Notes using net proceeds from certain equity offerings completed prior to December 1, 2013.

The 2020 Indenture contains covenants that limit AMCE’s (and its restricted subsidiaries’) ability to, among other things: (i) incur additional indebtedness, including additional senior indebtedness; (ii) pay dividends on or make other distributions in respect of its capital stock; (iii) purchase or redeem capital stock; (iv) enter into certain transactions with its affiliates; and (v) merge or consolidate with other companies or transfer all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions. The 2020 Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding 2020 Senior Subordinated Notes to be due and payable immediately.

2.  Registration Rights Agreement

On December 15, 2010, in connection with the issuance of the 2020 Senior Subordinated Notes, AMCE entered into a registration rights agreement (the “Registration Rights Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Foros Securities LLC, as representatives of the initial purchasers of the 2020 Senior Subordinated Notes and J.P. Morgan Securities LLC, as market maker.

Subject to the terms of the Registration Rights Agreement, among other things, within 120 days after the issue date of the 2020 Senior Subordinated Notes, AMCE will file one or more registration statements pursuant to the Securities Act of 1933, as amended, relating to notes (the “Exchange Notes”) having substantially identical terms as the 2020 Senior Subordinated Notes as part of offers to exchange freely tradable Exchange Notes for 2020 Senior Subordinated Notes and will use its commercially reasonable efforts to cause the registration statement(s) to become effective within 210 days after the issue date of the 2020 Senior Subordinated Notes.

If AMCE fails to meet these requirements, among others, (such event, a “Registration Default”) a special interest rate will accrue on the principal amount of 2020 Senior Subordinated Notes from and including the date on which such Registration Default shall occur to the date such Registration Default has been cured.  Special interest will accrue at a rate of $0.192 per week per $1,000 principal amount of 2020 Senior Subordinated Notes.

3.  Amendment No. 3 to Credit Agreement

On December 15, 2010, AMCE entered into a third amendment (“Amendment No. 3”) to its credit agreement dated as of January 26, 2006 (the “Credit Agreement”) to, among other things: (i) replace AMCE’s existing revolving credit facility with a new $192.5 million five-year revolving credit facility (with higher interest rates and a longer maturity than the existing revolving credit facility), (ii) extend the maturity of term loans held by accepting lenders of $476.6 million aggregate principal amount of term loans to December 15, 2016 and increase the interest rate with respect to such term loans and (iii) amend certain of the existing covenants therein. The Credit Agreement was filed as Exhibit 10.7 to AMCE’s Current Report on Form 8-K filed on January 31, 2006. The first amendment to the Credit Agreement was filed as Exhibit 10.4 to AMCE’s Form 8-K filed on February 20, 2007, and the second amendment to the Credit Agreement was filed as Exhibit 10.1 to AMCE’s Form 8-K dated March 15, 2007.

4.  Second Supplemental Indenture

On December 15, 2010, the Company entered into a second supplemental indenture (the “Second Supplemental Indenture”) by and between the Company and HSBC Bank USA, National Association, as trustee to the Indenture (the “2014 Indenture”) dated as of August 18, 2004 pursuant to which the Company’s 12% Senior Discount Notes due 2014 (the “2014 Senior Discount Notes”) were issued.

The Second Supplemental Indenture was entered into in connection with the Company’s previously announced cash tender offer and consent solicitation with respect to the 2014 Senior Discount Notes commenced on December 1, 2010. The Second Supplemental Indenture amends the 2014 Indenture to, among other things, eliminate substantially all of the restrictive covenants contained in the 2014 Indenture and the 2014 Senior Discount Notes (other than, among other covenants, the covenant to pay interest and premiums, if any, on and principal of, the 2014 Senior Discount Notes when due) and certain events of default and related provisions and reduce the required notice period contained in the optional redemption provisions of the 2014 Indenture.

The Second Supplemental Indenture is expected to become operative following the expiration date of the cash tender offer and consent solicitation upon payment for 2014 Senior Discount Notes tendered on or prior to the expiration date and accepted for purchase by the Company pursuant to the tender offer.

The foregoing summaries do not purport to be complete and are qualified in their entireties by reference to the 2020 Indenture, the Registration Rights Agreement, the Second Supplemental Indenture and Amendment No. 3, attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.6 and Exhibit 10.1 respectively, and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03  Material Modification to the Rights of Security Holders

The information set forth under Item 1.01 above regarding the Second Supplemental Indenture is incorporated by reference into this Item 3.03.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of December 15, 2010, respecting AMC Entertainment Inc.’s 9.75% Senior Subordinated Notes due 2020, among AMC Entertainment Inc., the Guarantors named therein and U.S. Bank National Association, as trustee.

4.2

Registration Rights Agreement, dated December 15, 2010, respecting AMC Entertainment Inc.’s 9.75% Senior Subordinated Notes due 2020, among Goldman, Sachs & Co., J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Foros Securities LLC, as representatives of the initial purchasers of the 2020

Senior Subordinated Notes and J.P. Morgan Securities LLC, as market maker.

4.3

Fifth Supplemental Indenture, dated November 30, 2010, respecting AMC Entertainment Inc.’s 8% Senior Subordinated Notes due 2014, pursuant to which AMC ITD, Inc. guaranteed the 8% Senior Subordinated Notes due 2014.

4.4	Second Supplemental Indenture, dated November 30, 2010, respecting AMC Entertainment Inc.’s 8.75% Senior Notes due 2019, pursuant to which AMC ITD, Inc. guaranteed the 8.75% Senior Notes due 2019.

4.5

Third Supplemental Indenture, dated November 30, 2010, respecting AMC Entertainment Inc.’s 11% Senior Subordinated Notes due 2016, pursuant to which AMC ITD, Inc. guaranteed the 11% Senior Subordinated Notes due 2016.

4.6	Second Supplemental Indenture, dated December 15, 2010, respecting Marquee Holdings Inc.’s 12% Senior Discount Notes due 2014.

10.1	Amendment No.3 to Credit Agreement, dated December 15, 2010 among AMC Entertainment Inc., Citibank, N.A. as issuer and Citicorp North America, Inc., as swing lender and as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQUEE HOLDINGS INC.

Date: December 17, 2010	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of December 15, 2010, respecting AMC Entertainment Inc.’s 9.75% Senior Subordinated Notes due 2020, among AMC Entertainment Inc., the Guarantors named therein and U.S. Bank National Association, as trustee.

4.2

Registration Rights Agreement, dated December 15, 2010, respecting AMC Entertainment Inc.’s 9.75% Senior Subordinated Notes due 2020, among Goldman, Sachs & Co., J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Foros Securities LLC, as representatives of the initial purchasers of the 2020 Senior Subordinated Notes and J.P. Morgan Securities LLC, as market maker.

4.3

Fifth Supplemental Indenture, dated November 30, 2010, respecting AMC Entertainment Inc.’s 8% Senior Subordinated Notes due 2014, pursuant to which AMC ITD, Inc. guaranteed the 8% Senior Subordinated Notes due 2014.

4.4	Second Supplemental Indenture, dated November 30, 2010, respecting AMC Entertainment Inc.’s 8.75% Senior Notes due 2019, pursuant to which AMC ITD, Inc. guaranteed the 8.75% Senior Notes due 2019.

4.5

Third Supplemental Indenture, dated November 30, 2010, respecting AMC Entertainment Inc.’s 11% Senior Subordinated Notes due 2016, pursuant to which AMC ITD, Inc. guaranteed the 11% Senior Subordinated Notes due 2016.

4.6	Second Supplemental Indenture, dated December 15, 2010, respecting Marquee Holdings Inc.’s 12% Senior Discount Notes due 2014.

10.1	Amendment No.3 to Credit Agreement, dated December 15, 2010 among AMC Entertainment Inc., Citibank, N.A. as issuer and Citicorp North America, Inc., as swing lender and as administrative agent.